Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator U.S. Equity Accelerated ETF™ – Quarterly

Innovator Growth Accelerated ETF™ – Quarterly

(each, a “Fund” and together, the “Funds”)

Supplement To each Fund’s Prospectus
Dated February 28, 2022

September 23, 2022

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately three months. The current Outcome Period will end on September 30, 2022, and each Fund will commence a new outcome period that will begin on October 1, 2022 and end on December 31, 2022. Each Fund’s Cap will not be determined until the start of the new outcome period on October 1, 2022. As of September 22, 2022, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator U.S. Equity Accelerated ETF™ – Quarterly	XDSQ	8.97% – 11.94% (8.77% – 11.74% after taking into account the Fund’s unitary management fee)
Innovator Growth Accelerated ETF™ – Quarterly	XDQQ	10.88% – 13.87% (10.68% – 13.67% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference